Exhibit 99.4

Employee Partner FAQ

1.	What was announced?

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ClubCorp announced that it has entered into a definitive agreement with affiliates of certain investment funds (the "Apollo funds") managed by affiliates of Apollo Global Management, LLC (together with its consolidated subsidiaries, "Apollo") (NYSE: APO), a leading global alternative investment manager

•	The transaction with Apollo was unanimously approved by the ClubCorp Board of Directors and is fully supported by our management team.

•	The transaction is subject to customary closing conditions, and is expected to close in the fourth quarter of this year.

•	Following the close of the transaction ClubCorp will no longer be a publicly traded company.

2.	Why this transaction? Why now?

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While we believe that ClubCorp is a strong company with a great reputation and a talented team, our Board regularly considers all viable opportunities to better position the company for long-term success.

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As you know, earlier this year we announced that ClubCorp’s Board of Directors was taking a comprehensive look at all viable options for the future of our company. Over the last several months our board of directors, management team and its external advisors extensively evaluated a broad range of strategic alternatives.

•	When we initiated our strategic review process of identifying the right course forward for our company, our goal was to pursue a path that would help us to achieve our long-term objectives.

•	The Board unanimously determined that this transaction is the best way to enhance value for our shareholders and provide the Company the on-going resources to continue to grow.

3.	Who is Apollo?

•	Apollo is one of the world’s preeminent private equity firms. It has extensive experience investing in and helping to grow companies. Apollo is a publicly traded company (NYSE: APO).

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Apollo manages one of the largest private equity businesses in the world and ClubCorp will become an investment within the portfolio of funds they manage alongside other consumer-oriented companies currently or formerly owned by Apollo-managed funds, such as ADT, Chuck E. Cheese’s, Diamond Resorts International, Great Wolf Lodge, Norwegian Cruise Lines, AMC Theaters, and Hostess Brands.

•	Apollo’s philosophy is to seek investments in industry-leading companies and support company management in achieving their strategic plan by providing expertise at the Board of Directors level.

•	More information about Apollo can be found on their website: www.agm.com

4.	Why did ClubCorp choose Apollo?

•	Apollo is one of the world’s preeminent private equity firms -- a proven leader in the hospitality space.

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Importantly, Apollo shares our vision to be the world leader in private clubs and understands and appreciates the clubs we operate and the vital role that our employees serve in creating the premier experiences that our members expect from us.

•	Given Apollo’s experience with leading hospitality brands around the globe, we are confident they are the right owner for ClubCorp.

Exhibit 99.4

5.	What does it mean to be a private company?

•	Becoming a private company means that our stock will no longer be trading on a public stock exchange.

•	However, from a day-to-day perspective there will not be many changes to how we do business. It is important that we all stay focused on our daily responsibilities.

•	We believe operating as a private company will allow us to continue to deliver unrivaled experiences and the highest level of service to our members.

6.	Who will own ClubCorp once the transaction closes?

•	Until the transaction closes, which we expect to occur in the fourth quarter of this year, ClubCorp will remain a public company.

•	After the transaction closes, we will be privately held as a portfolio company of Apollo.

7.	What happens next? How will Apollo work with ClubCorp moving forward?

•	The transaction is subject to customary closing conditions, and is expected to close in the fourth quarter of this year.

•	In the meantime, we remain a public company conducting business as usual.

•	We will keep you informed about significant developments, if any, as they occur.

8.	What does this mean for employees?

•	The transaction does not require employees to reapply for their positions.

•	We expect that this announcement will have little impact on our day-to-day operations and it will generally remain business as usual.

•	During this time of transition, we ask that you remain as focused as always on your responsibilities.

9.	Will I become an employee of Apollo?

•	No; you will continue to be employed with your respective club or corporate entity.

10.	Should employees expect any change to compensation or benefits?

•	We expect no immediate changes to our compensation, benefits or 401(k) plans. We will communicate any additional information if and when applicable.

11.	How will the transaction impact my Club, the members or the Company’s strategy?

•	We do not expect significant changes to our strategy or day-to-day operations.

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Importantly, Apollo shares our vision to be the world leader in private clubs and appreciates the vital role that our employees serve in creating the premier experiences that our members expect from us.

•	Serving our members and providing them with the highest levels of service continues to be of paramount importance to all of us at ClubCorp. Thank you for your ongoing support.

12.	What do I do if I’m contacted by a member of the news media about the transaction?

•	If you receive any inquiries from the media, please forward them to our investor relations partner at Joele Frank at 212-355-4449 or MYCC-JF@joelefrank.com.

13.	Who do I contact with questions? Where can I go for more information?

•	If you have any questions or concerns, please do not hesitate to send an email to clubcorp.investor.relations@clubcorp.com

Exhibit 99.4

Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed transaction and the merger (the “Merger”) of Merger Sub (as defined below) with and into ClubCorp Holdings, Inc., a Nevada corporation (which we may refer to as “we,” “us,” “our” or the “Company”) on the terms and subject to the conditions set forth in the Agreement and Plan of Merger (the “Merger Agreement”) by and among Constellation Club Parent, Inc., a Delaware corporation (“Parent”), Constellation Club Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company, the benefits of the proposed transaction and the anticipated timing of the proposed transaction. Forward-looking statements can be generally identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These statements reflect only the Company’s current expectations and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the Merger on the Company’s relationships with its members, operating results and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the Merger will not be consummated in a timely manner; the risk of exceeding the expected costs of the Merger; adverse changes in U.S. and non-U.S. governmental laws and regulations; adverse developments in the Company’s relationships with its employees; capital market conditions, including availability of funding sources for us; changes in our credit ratings; risks related to our increased indebtedness, including our ability to meet certain financial covenants in our debt instruments; the risk of litigation, including stockholder litigation in connection with the proposed transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements; and volatility in the market price of our stock.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Form 10-K for the fiscal year ended December 27, 2016, as amended (our “2016 Form 10-K”). There have been no material changes to the risk factors disclosed in Part I, Item 1A. Risk Factors in our 2016 Form 10-K.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving the Company, Parent and Merger Sub. This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed Merger of the Company will be submitted to the Company’s stockholders for their consideration. In connection with the proposed transaction, the Company intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF CLUBCORP HOLDINGS, INC. ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov. In addition, the Company’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of the Company’s website at ir.clubcorp.com or by contacting the Company’s Investor Relations Department by (a) mail at ClubCorp Holdings, Inc., Attention: Investor Relations, 3030 LBJ Freeway, Suite 600, Dallas, TX 75234, (b) telephone at (972) 888-7495, or (c) e-mail at clubcorp.investor.relations@clubcorp.com.

Participants in the Solicitation

The Company and certain of its executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the Company’s preliminary and definitive proxy statements when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of the Company’s common stock is also set forth in the Company’s proxy statement for its 2017 annual meeting of stockholders filed on June 2, 2017 with the SEC, which can be obtained free of charge from the sources indicated above.